UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 29, 2005

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-27515	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Interlocken Boulevard, Broomfield, Colorado 80021
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 222-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 1 – Registrant’s Business and Operations

Item 1.01                                                 Entry into a Material Definitive Agreement

On July 29, 2005, Gaiam and certain of its subsidiaries entered into an Amended and Restated 2005 Credit Agreement with Wells Fargo Bank, National Association.  The amended and restated credit agreement extends Gaiam’s previous credit facility with Wells Fargo until July 31, 2007.  Under the terms of the amended and restated credit agreement, borrowings of up to $15 million are permitted based upon the collateral value of Gaiam’s accounts receivable and inventory.  Advances under the amended and restated credit agreement bear interest at the lower of prime rate less 50 basis points or LIBO plus 275 basis points.  Borrowings are secured by a pledge of Gaiam’s assets.  The amended and restated credit agreement contains various financial covenants, including covenants prohibiting the payment of cash dividends to Gaiam shareholders and requiring compliance with certain financial ratios.  The foregoing summary of the amended and restated credit agreement is qualified in its entirety by reference to the amended and restated credit agreement to be filed as an exhibit to Gaiam’s quarterly report on Form 10-Q for the quarter ended June 30, 2005.

Section 2 – Financial Information

Item 2.02                                                 Results of Operations and Financial Condition

On August 4, 2005, Gaiam, Inc. issued a press release announcing results for its second quarter and six months ended June 30, 2005.  A copy of the press release is attached as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed as “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01                                                 Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Gaiam on August 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

	By:	/s/ Janet Mathews
Janet Mathews
Chief Financial Officer

Date: August 4, 2005

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Gaiam on August 4, 2005.